THE VANTAGEPOINT FUNDS

Supplement dated April 8, 2009 to the Prospectus dated May 1, 2008 as supplemented on May 22, 2008, July 15, 2008, August 6, 2008, September 23, 2008,
October 16, 2008, December 30, 2008, January 21, 2009, and March 10, 2009

 This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

At a Board of Directors meeting held on March 27, 2009, the Board of Directors appointed Payden & Rygel to manage the portion of assets of the Diversified Assets Fund (the “Fund”) previously managed by Drake Capital Management, LLC (“Drake”). Drake no longer serves as a subadviser and the portion of assets managed by Drake was transferred to Payden & Rygel on or about April 3, 2009. Therefore the following changes are hereby made to the Prospectus.

Diversified Assets Fund — Investment Subadvisers

The information on page 31 about Drake is hereby deleted as of April 3, 2009.

The following replaces the information regarding Payden & Rygel found on page 32 of the Prospectus:

Payden & Rygel serves as a subadviser to the Fund employing a short-duration fixed income strategy. Payden & Rygel has served in this capacity since October 2007. Payden & Rygel utilizes an active management approach and a combination of duration management, yield curve positioning and sector rotation in the management of the portfolio.

Payden & Rygel also manages the Fund’s global low duration fixed income strategy. Payden & Rygel’s global portfolio consists of low duration bonds wherein they seek to take advantage of inefficiencies in the world’s fixed income markets. This strategy also focuses on security selection due to what they believe to be the ongoing attractiveness of yield levels relative to short-term government securities. In managing a low duration strategy, Payden & Rygel seeks to provide attractive total returns in both absolute and relative terms in both rising and falling interest rate enviroments.

Brian W. Matthews and Mary Beth Syal are responsible for making investment decisions for the portions of the Fund managed by Payden & Rygel. Mr. Matthews has served as a portfolio manager of the Fund since October 2007. Ms. Syal has served as a portfolio manager of the Fund since March 2008. Ms. Syal, CFA and Managing Principal, joined Payden & Rygel in 1991. Mr. Matthews, CFA and Managing Principal, joined Payden & Rygel in 1986. He is also a senior member of the firm’s Investment Policy Committee. Both Ms. Syal and Mr. Matthews have been Managing Principals and portfolio managers at Payden & Rygel for at least the last five years.

Please retain this supplement for future reference

SUPP011-200904-322E

THE VANTAGEPOINT FUNDS
Supplement dated April 8, 2009 to the Statement of Additional Information
dated May 1, 2008 as supplemented July 15, 2008, September 25, 2008,
November 5, 2008, February 12, 2009, and March 10, 2009.
This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the Statement of Additional Information.
Gerard Maus no longer serves as Treasurer of The Vantagepoint Funds (the “Trust”). At a Board of Directors meeting held on March 27, 2009, the Directors elected Elizabeth Glista to serve as Treasurer of the Trust. Therefore the following information about Ms. Glista replaces the information about Mr. Maus in the Officers and Interested Directors table on page 36 of the Statement of Additional Information.

Elizabeth Glista* (44)	Treasurer and Principal Financial Officer	Since March 2009	Managing Vice President, Financial Operations, Analysis & Treasury —ICMA Retirement Corporation (January 2009 to present); Treasurer VantageTrust Company (April 2009 to present); Vice President Financial Planning & Analysis and Treasury – ICMA-RC (January 2000 – September 2007 and March 2008 to January 2009). Acting Vice President , Internal Audit – (September 2007 to March 2008).	N/A

*	Ms. Glista is considered to be an “interested person” of the Trust, as that term is defined under the 1940 Act due to her position with ICMA-RC, the parent company of VIA and ICMA-RC Services.
The following information should be read in conjunction with the Section entitled “Subadvisers.”
Drake Capital Management, LLC no longer serves as a subadviser to the Diversified Assets Fund as of on or about April 3, 2009.
Please retain this supplement for future reference.